Exhibit 32.1

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Argo Group International Holdings, Ltd. (the “Company”) for the three months ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark E. Watson III, as President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

*            *            *

Certified this 11th day of August, 2008.

/s/ Mark E. Watson III
Mark E. Watson III
President and Chief Executive Officer

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